UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 26, 2026

PBF ENERGY INC.
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)
(973)
455-7500
(Registrant’s Telephone Number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure
In connection with the Notes Offering (as defined below), PBF Energy Inc. (the “Company”) and its indirect subsidiary, PBF Holding Company LLC (“PBF Holding”), are disclosing certain information regarding PBF Energy and PBF Holding, and PBF Energy and PBF Holding are disclosing under this Item 7.01 of this Current Report on Form
8-K
such information in Exhibit 99.1 hereto, which is incorporated herein by reference.
The information contained in this Item 7.01, including Exhibit 99.1 does not constitute an offer to sell, or a solicitation of an offer to buy, any of the notes in the Notes Offering or any other securities of the Company, PBF Holding or PBF Finance.
The information contained in Item 7.01 of this Current Report on
Form 8-K,
including Exhibit 99.1, is being furnished, not filed, pursuant to Item 7.01 of
Form 8-K.
Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Company or PBF Holding under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 8.01.	Other Events.
Commencement of Notes Offering
On May 26, 2026, the Company announced that PBF Holding and PBF Holding’s wholly-owned subsidiary, PBF Finance Corporation (“PBF Finance”), as co-issuers,
intend to commence a private offering of $500.0 million in aggregate principal amount of senior unsecured notes due 2034 (the “Notes Offering”) to eligible purchasers. PBF Holding intends to use the net proceeds (after transaction fees and expenses) from the Notes Offering and available cash, to fund the redemption in full of its outstanding 6.00% Senior Notes due 2028 (the “2028 Notes”). A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Optional Notice of Redemption
On May 26, 2026, PBF Holding and PBF Finance issued a notice of conditional optional full redemption for all $801.6 million of the outstanding 2028 Notes at a redemption price equal to 100.000% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon to, but excluding, the redemption date of June 25, 2026. The redemption of the 2028 Notes is conditioned upon successful completion by PBF Holding and PBF Finance of one or more debt financings with aggregate gross proceeds of no less than $500.0 million after the date of such notice. This Current Report on Form
8-K
does not constitute a notice of redemption of the 2028 Notes.
The information contained in this Item 8.01, including Exhibit 99.2, does not constitute an offer to sell, or a solicitation of an offer to buy, any of the notes in the Notes Offering, or any other securities of the Company, PBF Holding or PBF Finance.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Certain information provided to investors in connection with the Notes Offering.

99.2	Notes Offering Press Release dated May 26, 2026

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 26, 2026	PBF Energy Inc.
(Registrant)

	By:	/s/ Trecia M. Canty
	Name:	Trecia M. Canty
	Title:	Senior Vice President, General Counsel and Secretary

Date: May 26, 2026	PBF Holding Company LLC
(Registrant)

	By:	/s/ Trecia M. Canty
	Name:	Trecia M. Canty
	Title:	Senior Vice President, General Counsel and Secretary